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                                             Exhibit 10(e)(i)

            AMENDMENT NO. 7 DATED AS OF APRIL 13, 1995
                                TO
          CAPITAL FUNDS AGREEMENT DATED NOVEMBER 1, 1974
                             BETWEEN
                 NEW ENGLAND ENERGY INCORPORATED
                               AND
                   NEW ENGLAND ELECTRIC SYSTEM

     New England Energy Incorporated ("NEEI") and New England Electric System ("NEES") hereby agree to amend the Capital Funds Agreement dated November 1, 1974, between NEEI and NEES, as amended by Amendment No. 1 dated as of July 1, 1976, Amendment No. 2 dated as of July 26, 1979, Amendment No. 3 dated as of August 26, 1981, Amendment No. 4 dated as of March 26, 1985, and Amendment No. 5 dated as of April 28, 1989 and Amendment No. 6 dated as of June 1, 1990 (said Capital Funds Agreement as so amended being the "Agreement", the terms defined therein being used herein as therein defined unless otherwise defined herein), as hereinafter set forth.

     Article II is amended to read in full as follows:

"II. Term.
 __  ____

     This Agreement shall be effective as of November 1, 1974 and shall
expire on a date (the "Expiration Date") which is the later of (a) April    ,
2002, and (b) the date upon which (i) all promissory notes of NEEI issued pursuant to the Credit Agreement dated as of April 13, 1995 (the "Credit Agreement") among NEEI, the banks named therein (the "Banks") and Credit Suisse, as agent (the "Agent"), and all other amounts due and owing under the Credit Agreement, shall have been paid in full and (ii) none of the Banks shall have any commitment to lend under the Credit Agreement."

     Article IX is amended by deleting the phrase "FPC Hydrocarbon Properties" each time it appears and inserting in lieu thereof the phrase "Hydrocarbon Properties subject to the Fuel Purchase Contract".

     Except as specifically amended above, the Agreement shall remain in full force and effect and is hereby ratified and confirmed

     The name "New England Electric System" means the trustee or trustees for the time being (as trustee or trustees but not personally) under an agreement and declaration of trust dated January 2, 1926, as amended, which is hereby referred to, and a copy of which as amended has been filed with the Secretary of The Commonwealth of Massachusetts. Any agreement, obligation or liability made, entered into or incurred by or on behalf of New England Electric System binds only its trust estate, and no shareholder, director, trustee, officer or agent thereof assumes or shall be held to any liability therefor.

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No.
7 to the Capital Funds Agreement dated November 1, 1974, as amended by Amendment No. 1 dated as of July 1, 1976, Amendment No. 2 dated as of July 26, 1979, Amendment No. 3 dated as of August 26, 1981, Amendment No. 4 dated as of March 26, 1985, and Amendment No. 5 dated as of April 28, 1989, and Amendment No. 6 dated as of June 1, 1990 by their respective officers thereunto duly authorized as of the date first above written.

                              NEW ENGLAND ENERGY INCORPORATED

                                   s/John G. Cochrane

                              By
                              Name:     John G. Cochrane
                              Title:    Treasurer


                              NEW ENGLAND ELECTRIC SYSTEM

                                   s/Michael E. Jesanis

                              By
                              Name:     Michael E. Jesanis
                              Title:    Treasurer